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                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                         _____________________________


                                   FORM 8-K/A
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report:   March 16, 1998




                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



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
           Virginia                                               0-25762                                   54-1719855
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(State or other jurisdiction of                                 (Commission                                (IRS Employer
           incorporation)                                      File Number)                             Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                                                             23060
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  (Address of principal executive offices)                                                                  (Zip Code)
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             (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable
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ITEM 5.            OTHER EVENTS.

                   This serves as an amendment to the February 8-K report.

                   The sole purpose of this amendment is to file a corrected "Exhibit 1. February Performance Summary." During the March month end closing process it was noted that certain information relating to the final statement cycle for February was incorrectly posted in March. We have restated the End of the Month Principal Receivables, End of the Month Finance Charge Receivables, End of the Month Total Receivables, and End of the Month Seller Percentage to reflect the correct amounts which were previously overstated.




ITEM 7 (c).        EXHIBITS

                   The following are filed as exhibits to this Report under
Exhibit 20:

                   1.  February Performance Summary





                                   SIGNATURE

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

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                                                   CAPITAL ONE MASTER TRUST

                                                   By:   CAPITAL ONE BANK
                                                         Servicer


                                                   By:   /s/ David M. Willey
                                                         --------------------------------------------
                                                         David M. Willey
                                                         Senior Vice President and Treasurer
Date: April 20, 1998
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